UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2014

CERES, INC.

(Exact Name of registrant as Specified in its charter)

Delaware	001-35421	33-0727287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1535 Rancho Conejo Boulevard
Thousand Oaks, CA		91320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 376-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On March 7, 2014, Ceres, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to decrease the number of shares of authorized common stock of the Company from 490,000,000 to 240,000,000. The Company filed its Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) with the Secretary of the State of the State of Delaware on March 11, 2014 with an effective date of March 11, 2014. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Certificate, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

There were present in person or by proxy at the Annual Meeting stockholders holding 20,773,927 shares of common stock of the Company, representing 82.4% of the 25,204,602 shares entitled to be voted at the Annual Meeting, thereby representing a quorum.

The final results for each of the matters considered at the Annual Meeting were as follows:

Proposal I: Election of Directors

Each of the nominees for director listed in the Proxy Statement were elected to serve until the Company’s 2017 Annual Meeting or until his successor is elected and has been qualified or his earlier resignation or removal, by the votes set forth in the table below.

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTE
Richard Flavell	13,814,779	262,066	6,697,082
Richard Hamilton	14,035,623	41,222	6,697,082

Proposal II: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Decrease the Number of Shares of Authorized Common Stock

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,007,365	65,650	3,830	6,697,082

Proposal III: Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2014

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,608,561	161,393	3,973	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Ceres, Inc. filed with the Secretary of State of the State of Delaware on March 11, 2014 and effective as of March 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERES, INC.

Date: March 11, 2014	By:	/s/ Paul Kuc
		Name:	Paul Kuc
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Ceres, Inc. filed with the Secretary of State of the State of Delaware on March 11, 2014 and effective as of March 11, 2014.